UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 21, 2015 (December 18, 2015)

(Date of earliest event reported)

MRI Interventions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

5 Musick

Irvine, CA 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On December 21, 2015, MRI Interventions, Inc. (the “Company”) completed its previously announced private placement of common stock and warrants (the “Financing Transaction”), pursuant to the terms of a Securities Purchase Agreement dated December 15, 2015 (the “Purchase Agreement”), by and among the Company and certain investors (collectively, the “Investors”). At the closings (December 18, 2015 and December 21, 2015), in accordance with the terms and conditions of the Purchase Agreement, the Company sold to the Investors an aggregate of 16,309,270 units (the “Units”), with each unit consisting of: (i) one share of the Company’s common stock; (ii) series A warrants (“Series A Warrants”), which permit each Investor to purchase 0.40 share of common stock; and (iii) series B warrants (“Series B Warrants”), which permit each Investor to purchase 0.30 share of common stock.

In connection with the sale of the Units, the Company received aggregate gross proceeds of approximately $5.3 million, before deducting placement agents’ fees of $380,155 and estimated offering expenses. In addition, the placement agents for the Financing Transaction received, in the aggregate, warrants (“Placement Agent Warrants”) to purchase up to approximately 1.6 million shares of common stock.

In the Financing Transaction, the Units were issued and sold to “accredited investors” (as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and corresponding provisions of state securities laws. The Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, that the Investors did not acquire the securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are accredited investors. The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available. The Company intends to file a Form D in accordance with the requirements of Regulation D under the Securities Act in connection with the sale of the Units.

The following is a brief summary of the Purchase Agreement, the Registration Rights Agreement, the Series A Warrants and the Series B Warrants, which are qualified in their entirety by reference to the full text of such documents.

Purchase Agreement

The Purchase Agreement contains representations and warranties by the Company and the Investors and covenants of the Company and the Investors (including indemnification from the Company in the event of breaches of its representations and warranties), which the Company believes are customary for transactions of this type.

Registration Rights Agreement

In connection with the Financing Transaction, the Company also entered into a Registration Rights Agreement dated as of December 18, 2015 with each of the Investors, pursuant to which the Company is required to prepare and file a registration statement (the “Registration Statement”) with the SEC under the Securities Act covering the resale of the shares of common stock to be issued to the Investors under the Purchase Agreement, as well as the shares of common stock underlying the Series A Warrants, Series B Warrants and the Placement Agent Warrants. The Company will be required to file such Registration Statement on or before January 17, 2016 (the “Filing Deadline”). The Company will be required to use its best efforts to have the Registration Statement declared effective as soon as practicable. Pursuant to the Registration Rights Agreement, if: (i) the Registration Statement is not filed with the SEC on or prior to the Filing Deadline; (ii) the Registration Statement is not declared effective by the SEC on or prior to March 2, 2016 (or April 18, 2016 if the SEC determines to review the

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Registration Statement); or (iii) the Company fails to continuously maintain the effectiveness of the Registration Statement (with certain permitted exceptions), the Company will incur certain liquidated damages to the Investors. The Registration Rights Agreement also contains mutual indemnifications by the Company and each Investor, which the Company believes are customary for transactions of this type.

Warrants

The Series A Warrants are exercisable, in full or in part, at any time prior to December 18, 2020, at an exercise price of $0.4058 per share. The Series A Warrants provide for certain adjustments that may be made to the exercise price and the number of shares issuable upon exercise due to future corporate events or otherwise. In the case of certain fundamental transactions affecting the Company, the holders of Series A Warrants, upon exercise of such warrants after such fundamental transaction, have the right to receive, in lieu of shares of the Company’s common stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Series A Warrants been exercised immediately prior to such fundamental transaction. The Series A Warrants contain a “cashless exercise” feature that allows the holders to exercise the warrants without a cash payment to the Company upon the terms set forth in the Series A Warrants.

The Series B Warrants are exercisable, in full or in part, at any time prior to December 18, 2020, at an exercise price of $0.5275 per share. The Series B Warrants provide for certain adjustments that may be made to the exercise price and the number of shares issuable upon exercise due to future corporate events or otherwise. In the case of certain fundamental transactions affecting the Company, the holders of Series B Warrants, upon exercise of such warrants after such fundamental transaction, have the right to receive, in lieu of shares of the Company’s common stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Series B Warrants been exercised immediately prior to such fundamental transaction. The Series B Warrants contain a “cashless exercise” feature that allows the holders to exercise the warrants without a cash payment to the Company upon the terms set forth in the Series B Warrants.

The Placement Agent Warrants have the same terms and conditions as the Series A Warrants, except that the Placement Agent Warrants are exercisable in full or in part, at any time prior to May 18, 2023.

The foregoing description of the terms and conditions of the Purchase Agreement, the Registration Rights Agreement, the Series A Warrants and the Series B Warrants is only a summary and is qualified in its entirety by the full text of the Purchase Agreement, the Registration Rights Agreement, the Series A Warrants and the Series B Warrants, the forms of which were previously filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2015.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer

Date: December 21, 2015

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EXHIBIT INDEX

Exhibit No.	Description

4.1(1)	Form of Series A Warrant

4.2(2)	Form of Series B Warrant

10.1(3)	Form of Securities Purchase Agreement by and between the Company and the Investors

10.2(4)	Form of Registration Rights Agreement by and between the Company and the Investors

(1)	Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2015 and incorporated herein by reference.

(2)	Filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2015 and incorporated herein by reference.

(3)	Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2015 and incorporated herein by reference.

(4)	Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2015 and incorporated herein by reference.

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